Exhibit 10.4

THIS NOTE AND THE SECURITIES ISSUABLE UPON CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATES IN THE UNITED STATERS. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR AN EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE A LEGAL OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

AMENDED AND RESTATED

CONVERTIBLE PROMISSORY NOTE

Principal Amount: $300,000                                                                            Date of Note: August 11, 2025

Loan Amount: $250,000

WHEREAS, the Company has previously executed a Subordinated Secured Promissory Note in the principal amount of $300,000, of which $250,000 is the actual loan amount and $50,000 is an original issue discount, on May 28, 2025 in favor of Holder (the “Prior Note”); and

WHEREAS, the Company and Holder desire to amend and restate the Prior Note as set forth herein.

FOR VALUE RECEIVED, Amaze Holdings, Inc., Nevada corporation (“Company”), promises to pay to Sean Giddings (“Holder”), Three Hundred Thousand U.S. Dollars ($300,000.00), of which $250,000 is the actual loan amount and $50,000 is an original issue discount, plus interest thereon, each due, payable or convertible upon the terms set forth below.

1.      Amendment and Restatement. This Amended and Restated Convertible Promissory Note (this “Note”), amends, restates, and modifies, but does not extinguish or terminate, the obligations evidenced by the Prior Note. The indebtedness evidenced by the Prior Note will continue to be evidenced by this Note. This Note is not a novation of the indebtedness evidenced by the Prior Note. Any accrued and outstanding interest on the Prior Note will continue to be evidenced by this Note.

2.      Payment of Principal. Unless converted as provided herein, the entire principal balance of this Amended and Restated Convertible Promissory Note (the “Note”) plus accrued and unpaid interest will be due and payable on August 11, 2026 (the “Maturity Date).

3.      Interest Rate; Payment.

(a)       Interest shall commence on the date of this Note and continue accruing on the outstanding principal amount until paid in full or converted in accordance with the terms hereof. Interest shall accrue at a simple rate of ten percent (10%) per annum (the “Interest Rate”). Interest shall be calculated on the basis of a 365-day year, based on the actual number of days elapsed.

(b)       The outstanding principal amount under this Note together with any accrued, unpaid interest, shall be paid in full on the Maturity Date. All payments on this Note shall be made by check or wire transfer of immediately available funds to such account as the Holder may from time to time designate in writing to the Company.

(c)       Prepayment. The Company may, upon a minimum of ten (10) days’ prior written notice, prepay all or any portion of the outstanding principal balance or accrued but unpaid interest hereunder without premium or penalty.

4.      Optional Conversion.

(a)       At any time after the original issue date hereof until this Note is no longer outstanding, the Holder may elect to convert the entire outstanding principal amount and any accrued but unpaid interest of the Note into the Company’s common stock (the “Conversion Shares”) at a conversion price equal four dollars ($4.00) per share, subject to appropriate adjustments for any stock splits or reverse stock splits. Any election to convert the Note pursuant to this Section 5(a) must be made in writing (the “Notice of Conversion”) and delivered to the Company at least ten (10) days prior to the requested conversion date.

(b)       As promptly as practicable after receipt of the Notice of Conversion and the issuance of the Conversion Shares, the Company (at its expense) will instruct the transfer agent to deliver the Conversion Shares to the Holder. The Company will not be required to instruct the transfer agent to deliver the Conversion Shares until the Holder has surrendered this Note to the Company (or provided an instrument of cancellation or affidavit of loss).

(c)       No fractional Conversion Shares shall be issuable upon conversion of this Note, but rather the number of shares of common stock to be issued shall be rounded up to the nearest whole number.

(d) The aggregate number of shares of the Company’s common stock issuable upon the conversion of the this Note may not exceed 19.9% of the total number of shares of common stock outstanding as of the date of this Note unless the Company has obtained stockholder approval as required by the applicable rules and regulations of the NYSE American.

5.      Events of Default.

(a)              The occurrence of any one or more of the following shall constitute an “Event of Default”:

(i)               any failure by Company to make any payment of principal or interest due under this Note within five (5) business days after the date on which Company shall have been provided with notice of such payment failure;

(ii)             any breach by Company of any covenant, agreement, representation or warranty contained in this Note that is not cured within thirty (30) days after the date on which Company shall have been provided with notice of such breach; or

(iii)           any commencement by Company of a case under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to Company; or any commencement against Company of any bankruptcy, insolvency or other proceeding which remains undismissed for a period of 90 days; or the adjudication of Company as insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the appointment of any custodian or the like for Company or any substantial part of its property which continues undischarged or unstayed for a period of 90 days; or any general assignment by Company for the benefit of its creditors; or any failure to pay or statement in writing by Company indicating an inability to pay Company’s debts generally as they become due.

(b)             If any Event of Default occurs, the full principal amount of this Note, together with all accrued but unpaid interest thereon, shall become immediately due and payable upon written notice of such election by Holder. The Holder need not provide and Company hereby waives any presentment, demand, protest or other notice of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law.

6.      No Waiver of Holder’s Rights. All payments of principal and interest shall be made without setoff, deduction or counterclaim. No delay or failure on the part of the Holder in exercising any of its options, powers or rights, nor any partial or single exercise of its options, powers or rights shall constitute a waiver thereof or of any other option, power or right; and no waiver on the part of the Holder of any of its options, powers or rights shall constitute a waiver of any other option, power or right.

7.      Cumulative Rights and Remedies. The rights and remedies of the Holder expressed herein are cumulative and not exclusive of any rights and remedies otherwise available under this Note or applicable law (including at equity).

8.      Successors and Assigns. Except as otherwise provided herein, this Note shall be binding upon Company and its permitted successors and shall inure to the benefit of the Holder and its successors and assigns. Nothing herein, express or implied, is intended to or will confer upon any other person or entity any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Note, except as expressly provided in this Note. The Company shall not transfer, assign or delegate its obligations hereunder without the prior written consent of the Holders holding Notes that represent a majority of the outstanding unpaid principal amount of all Notes in Note Series 2025-C (the “Requisite Noteholders”).

9.      Transfer Restrictions.

(a)       The Holder agrees not to make any disposition of all or any portion of this Note or the Conversion Shares (collectively, the “Securities”) unless and until (i) the transferee has agreed in writing for the benefit of the Company to make certain investment representations and warranties and (ii) (A) there is then in effect a registration statement under the Securities Act of 1933, as amended (the “Securities Act”) covering such proposed disposition, and such disposition is made in connection with such registration statement; or (B) the Holder has notified the Company of the proposed disposition; furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition; and if requested by the Company, furnished the Company with an opinion of counsel reasonably satisfactory to the Company that such disposition will not require registration under the Securities Act. Notwithstanding the provisions of paragraphs (ii) above, no such registration statement or opinion of counsel shall be necessary for a transfer by the Holder to an affiliate of Holder, or transfers by gift, will or intestate succession to any spouse or lineal descendants or ancestors, if all transferees agree in writing to be subject to the terms hereof to the same extent as if they were the Holders hereunder.

(b)       The Holder understands and acknowledges that the Securities may bear the following legend:

THIS NOTE AND THE SECURITIES ISSUABLE UPON THE CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR UPON RECEIPT BY THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER THE ACT.

10.   Registration Rights. The Company shall prepare and file with the SEC a registration statement covering the resale of the Conversion Shares (the “Registration Statement”) so as to permit the resale of such Conversion Shares by the Purchaser under Rule 415 under the Securities Act at then prevailing market prices. The Company shall use its reasonable best efforts to cause the Registration Statement to be declared effective under the Securities Act as soon as practicable after the filing thereof, and shall use its reasonable best efforts to keep such Registration Statement continuously effective under the Securities Act until the date that all Registrable Securities covered by such Registration Statement (i) have been sold, thereunder or pursuant to Rule 144, or (ii) may be sold without volume or manner-of-sale restrictions pursuant to Rule 144 and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144, as determined by the counsel to the Company.

11.   Officers and Directors Not Liable. In no event shall any officer or director of the Company be liable for any amounts due and payable pursuant to this Note.

12.   Lost or Stolen Note. If this Note is lost, stolen, mutilated or otherwise destroyed, Company shall execute and deliver to the Holder a new promissory note containing the same terms, and in the same form, as this Note. In such event, Company may require the Holder to deliver to Company an affidavit of lost instrument in respect thereof as a condition to the delivery of any such new promissory note.

13.   Attorneys’ Fees. If any action at law or in equity is necessary to enforce or interpret the terms of this Note, the prevailing party will be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

14.   Entire Agreement; Governing Law; Dispute Resolution. This Note constitutes the entire agreement among the parties with respect to the subjects hereof. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada without regard to the conflicts-of-law principles thereof. The venue for any action hereunder shall be in the State of Nevada, whether or not such venue is or subsequently becomes inconvenient, and the parties consent to the jurisdiction of the courts of the State of Nevada and the U.S. District Court, District of Nevada. Accordingly, Company and the Holder hereby submit to the process, jurisdiction and venue of any such courts. The Company and the Holder hereby waive, and agree not to assert, any claim that it is not personally subject to the jurisdiction of the foregoing courts in the State of Nevada or that any action or other proceeding brought in compliance with this Section is brought in an inconvenient forum.

15.   Amendments and Waivers. Any term of this Note and the other Notes in Note Series 2025-C may be amended and the observance of any term may be waived (either generally or in a particular instance and either retroactively or prospectively) with the written consent of the Company and the Requisite Noteholders. Any waiver or amendment effected in accordance with this Section 15 will be binding upon each holder of a Note in Note Series 2025-C and each future holder of all such Notes.

16.   Notices. All notices and other communications given or made pursuant hereto will be in writing and will be deemed effectively given: (a) upon personal delivery to the party to be notified; (b) when sent by email or confirmed facsimile; (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications will be sent to the respective parties at the addresses shown on the signature pages hereto (or to such email address, facsimile number or other address as subsequently modified by written notice given in accordance with this Section 16).

17.   California Corporate Securities Law. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION OR IN THE ABSENCE OF AN EXEMPTION FROM SUCH QUALIFICATION IS UNLAWFUL. PRIOR TO ACCEPTANCE OF SUCH CONSIDERATION BY THE COMPANY, THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED OR AN EXEMPTION FROM SUCH QUALIFICATION BEING AVAILABLE.

Separate Signature Page follows

IN WITNESS WHEREOF, the parties have signed this Note as of the date first noted above.

AMAZE HOLDINGS, INC.

/s/ Aaron Day

By: Aaron Day

Its: Chief Executive Officer

Address:    2901 West Coast Highway, Suite 200

                  Newport Beach, CA 92663

Email: aaron@amaze.co

Signature Page to Convertible Promissory Note

IN WITNESS WHEREOF, the parties have signed this Note as of the date first noted above.

HOLDER

Sean Giddings

Name of Holder

By: /s/ Sean Giddings

Name: Sean Giddings

Title:_____________________________

Email:____________________________

Address:__________________________

_________________________________

Signature Page to Convertible Promissory Note